UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2004

                                  Saucony, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Massachusetts              000-05083                   04-1465840
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  (State or Other Juris-         (Commission              (IRS Employer
 diction of Incorporation       File Number)           Identification No.)


   13 Centennial Drive, Peabody, Massachusetts         01960
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    (Address of Principal Executive Offices)        (Zip Code)


        Registrant's telephone number, including area code: 978-532-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.     Entry into a Material Definitive Agreement.

     On September 9, 2004, Saucony entered into retention agreements with each of Michael Umana, the Company's Chief Operating Officer, Executive Vice President, Finance and Chief Financial Officer, Michael Jeppesen, the Company's Senior Vice President, Manufacturing and Product Development, Samuel S. Ward, the Company's Senior Vice President, Operations and Technology, and Brian Enge, the Company's Vice President, Hind Apparel Division. On September 10, 2004, Saucony entered into a retention agreement with Roger P. Deschenes, the Company's Vice President, Controller and Chief Accounting Officer.

     These retention agreements all generally provide that (1) if the officer remains continuously employed full-time by Saucony and Saucony completes a change in control on or prior to December 31, 2005 (or June 30, 2005, for Mr. Deschenes) Saucony will pay the officer an initial retention bonus and (2) if the officer remains continuously employed full-time by Saucony during the period ending six months after Saucony completes the change in control, or the officer's employment at Saucony is terminated during that period by Saucony without cause or by the officer for good reason, Saucony will pay the officer an additional retention bonus. The amounts of the retention bonuses provided for in the retention agreements are as follows:


     Name                  Initial Retention Bonus    Additional Retention Bonus
     ----                  -----------------------    --------------------------

Michael Umana                   $150,000                       $150,000
Michael Jeppesen                 106,818                        106,818
Samuel S. Ward                    92,500                         92,500
Brian Enge                        88,275                         88,275
Roger P. Deschenes                73,192                         73,192

     The retention agreements for Messrs. Umana, Jeppesen, Ward and Enge further provide that if the officer remains continuously employed full-time by Saucony and Saucony completes a change in control on or prior to December 31, 2005 all options to purchase Saucony's capital stock granted to the officer (which do not by their terms otherwise automatically vest upon the occurrence of the change in control) will automatically vest as to 50% of the unvested shares subject to such options.

     In addition, on September 9, 2004, Mr. Umana entered into a separate agreement with Saucony. This agreement provides that Mr. Umana will receive a $300,000 severance payment if his employment at Saucony is terminated (1) by Saucony without cause or (2) after a change in control of Saucony by Mr. Umana for good reason. This severance benefit is in place of, and supersedes, the benefit to which Mr. Umana would otherwise be entitled under Saucony's executive severance benefit plan. This agreement also provides that Mr. Umana will be eligible for a bonus of up to $300,000 for Saucony's 2004 fiscal year, with 75% of the bonus, or $225,000, to be earned if Saucony's earnings per share for its 2004 fiscal year meet or exceed a specified target. The remaining 25% of the potential bonus, or up to $75,000, will be payable by Saucony in the sole discretion of the compensation committee of Saucony's board of directors.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 14, 2004           SAUCONY, INC.


                                 By:  /s/ Michael Umana
                                       Michael Umana
                                       Chief Operating Officer,
                                       Executive Vice President,
                                       Finance and Chief Financial Officer